Exhibit 99.1

System1 Announces Second Quarter 2023 Financial Results

•Revenue Decreased 33% Year-Over-Year to $147 Million
•Gross Profit Decreased 26% Year-Over-Year to $41 Million
•Adjusted Gross Profit Decreased 21% Year-Over-Year to $53 Million
•GAAP Net Loss of $44 Million
•Adjusted EBITDA of $15 Million
•Company Provides Second Half 2023 Guidance of: $289 Million to $297 Million of Revenue and $35 Million to $40 Million of Adjusted EBITDA

LOS ANGELES, CA – August 9, 2023 – System1, Inc. (NYSE: SST) (“System1” or the “Company”), an omnichannel customer acquisition marketing platform, announced its financial results for the second quarter of 2023.

“While we continue to see ongoing challenges in the markets in which we operate, System1’s overall gross profit grew sequentially and our team has continued to navigate this difficult environment,” said Michael Blend, Co-Founder & Chief Executive Officer. “Our network advertising business is seeing significant traction, and we added almost 200,000 subscribers quarter-over-quarter, to end the quarter with almost 2.8 million subscribers.”

Tridivesh Kidambi, Chief Financial Officer, commented, “We are highly focused on positioning the company to take advantage of the eventual upturn in the advertising market. Our RAMP platform continues to maintain a profitable spread for our advertising business, and we accelerated subscriber growth in our subscription business. While our quarter was negatively impacted by the termination of a significant Network Advertising partner, we expect to narrow our declines in the second half of the year, and ultimately exit 2023 with accelerated momentum leading into 2024 and beyond.”

Exhibit 99.1

Second Quarter 2023 Financial Highlights
•Gross Profit decreased 26% year-over-year to $41 million, compared to $55 million in the prior year.
•Adjusted Gross Profit decreased 21% year-over-year, and increased 12% quarter-over-quarter to $53 million compared to $48 million in the prior quarter.
•Net Loss of $44 million, compared to net loss of $34 million in the prior year.
•Adjusted EBITDA decreased 57% year-over-year to $15 million compared to $34 million in the prior year.
•Financial results for the quarter were negatively impacted by the termination in late July of a Network Advertising partner, resulting in a $3.3 million charge.

Second Half 2023 Guidance
The Company expects for the second half of 2023:
•Revenue between $289 million and $297 million.
•Gross Profit between $75 million and $80 million.
•Adjusted Gross Profit between $100 million and $105 million.
•Adjusted EBITDA between $35 million and $40 million.

In reliance on the unreasonable efforts exception for forward-looking information provided under Regulation S-K, the Company is not reasonably able to provide a quantitative reconciliation of Adjusted Gross Profit and Adjusted EBITDA to the most directly comparable GAAP financial measures without unreasonable effort due to uncertainties regarding purchase accounting, stock-based compensation, taxes and other potential adjustments. The variability of these items could have an unpredictable, and potentially significant, impact on the Company’s future GAAP financial results. For the second half of 2023, the Company expects interest expense in the range of $21 million to $23 million, depreciation and amortization expense in the range of $57 million to $60 million, and select non-recurring items including Protected.net acquisition bonus accrual expense in the range of $10 million to $12 million, and acquisition and restructuring costs to be in the range of $4 million to $7 million.

The Company’s achievement of the anticipated results is subject to risks and uncertainties, including those disclosed in its filings with the U.S. Securities and Exchange Commission. The outlook does not take into account the impact of any unanticipated developments in the business or changes in the operating environment, nor does it take into account the impact of the Company’s acquisitions, dispositions or financings during 2023.

Business Highlights
•The Company’s RAMP platform acquired over 800 million sessions to its Owned & Operated properties and maintained a spread of $0.03 per session for the fourth quarter in a row.
•Announced the launch of its RAMP Partner Console, a new portal designed to provide Network Advertising partners with a powerful set of self-serve tools and reporting capabilities.
•Private search engine Startpage introduced a new mobile offering with enhanced product features, including product listing ads and shopping, and the incorporation of Microsoft Bing search.
•In June, the Company was selected as the Global Supply Partner of the year out of the Microsoft Advertising regional winners that were announced in March.
•Finished the quarter with almost 2.8 million subscribers, up over 20% year-over-year, reflecting an increase of almost 200,000 subscribers over the end of our prior quarter.

Exhibit 99.1

About System1, Inc.
System1 combines best-in-class technology & data science to operate its advanced Responsive Acquisition Marketing Platform (RAMP). System1’s RAMP is omnichannel and omnivertical, and built for a privacy-centric world. RAMP enables the building of powerful brands across multiple consumer verticals, the development & growth of a suite of privacy-focused products, and the delivery of high-intent customers to advertising partners. For more information, visit www.system1.com.

Cautionary Statement Regarding Forward-Looking Statements
This press release includes “forward-looking statements" within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, particularly any statements or materials regarding System1’s future results or “guidance” for fiscal year 2022. Forward-looking statements include, but are not limited to, statements regarding System1 or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.
These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause System1’s actual financial results or operating performance to be materially different from those expressed or implied by these forward-looking statements. Readers or users of this press release should evaluate the risk factors summarized below, which summary list is not exclusive. Readers or users of this press release should also carefully review the “Risk Factors” and other information included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as well as our registration statements on Form S-4 (including the related proxy statement/prospectus) with respect to the Business Combination with Trebia Acquisition Corp. and on Form S-1, each filed with the Securities and Exchange Commission (the “SEC”), as well as System1’s Form 10-Q’s, Form 8-K’s and other reports filed with the SEC from time to time. Please refer to these SEC filings for additional information regarding the risks and other factors that may impact System1’s business, prospects, financial results and operating performance following completion of the Business Combination.
Such risks, uncertainties and assumptions include, but are not limited to: (1) the ability to maintain, grow, process, utilize and protect the data we collect from consumers; (2) the ability to maintain our relationships with network partners and advertisers; (3) the performance of our responsive acquisition marketing platform, or RAMP; (4) changes in client demand for our services and our ability to adapt to such changes; (5) the ability to maintain and attract consumers and advertisers in the face of changing economic or competitive conditions; (6) the ability to improve and maintain adequate internal control over financial reporting and remediate identified material weaknesses; (7) the ability to successfully source and complete acquisitions and to integrate the operations of companies System1 acquires; (8) the ability to raise financing in the future as and when needed or on market terms; (9) the ability to compete with existing competitors and the entry of new competitors in the market; (10) changes in applicable laws or regulations and the ability to maintain compliance with the various laws that our business and operations are subject to; (11) the ability to protect our intellectual property rights; and (12) other risks and uncertainties indicated from time to time in our filings with the SEC. The foregoing list of factors is not exclusive.
Should one or more of these risks or uncertainties materialize, they could cause our actual results to differ materially from any forward-looking statements contained in this press release. System1’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the forward-looking statements for the purpose of their inclusion in this press release, and accordingly, do not express an opinion or provide any other form of assurance with respect thereto for the purpose of this press release. System1 will not undertake any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. You should not take any statement regarding past trends or activities as a representation that such trends or activities will continue in the future. Accordingly, you should not put undue reliance on these statements.

Exhibit 99.1

Non-GAAP Measures: Adjusted Gross Profit and Adjusted EBITDA
Adjusted Gross Profit and Adjusted EBITDA are non-GAAP financial measures and represent key metrics used by System1’s management and board of directors to measure the operational strength and performance of its business, to establish budgets, and to develop operational goals for managing its business. Adjusted Gross Profit (Loss) is defined as gross profit plus depreciation and amortization related to cost of revenues. Adjusted EBITDA is defined as net income (loss) before interest expense, income taxes, depreciation and amortization expense, stock-based compensation expenses, deferred compensation, management fees, minority interest expense, restructuring charges, impairment and certain discrete items impacting a particular segment’s results in a particular period.

System1 believes Adjusted Gross Profit and Adjusted EBITDA are relevant and useful metrics for investors because it allows investors to view performance in a manner similar to the method used by management. There are limitations on the use of Adjusted Gross Profit and Adjusted EBITDA and it may not be comparable to similarly titled measures of other companies. Other companies, including companies in System1’s industry, may calculate non-GAAP financial measures differently than System1 does, limiting the usefulness of those measures for comparative purposes.

Adjusted Gross Profit should not be considered a substitute for revenue. Adjusted EBITDA should not be considered a substitute for income (loss) from operations, net income (loss), or net income (loss) attributable to System1 on a consolidated basis that System1 reports in accordance with GAAP. Although System1 uses Adjusted Gross Profit and Adjusted EBITDA as financial measures to assess the performance of its business, such use is limited because it does not include certain costs necessary to operate System1’s business. System1’s presentation of Adjusted Gross Profit and Adjusted EBITDA should not be construed as indications that its future results will be unaffected by unusual or nonrecurring items.

Exhibit 99.1

Unaudited Condensed Statements of Operations
(In thousands)

	Successor
	Three Months Ended June 30, 2023	Three Months Ended June 30, 2022
Revenue	$147,238	$219,797
Operating expenses:
Cost of revenue (excluding depreciation and amortization)	93,882	152,558
Salaries and benefits	43,991	49,511
Selling, general, and administrative	17,735	16,747
Depreciation and amortization	28,052	32,094
Total operating expenses	183,660	250,910
Operating loss	(36,422)	(31,113)
Other expense:
Interest expense, net	12,342	7,324
Change in fair value of warrant liabilities	2,018	(4,139)
Total other expense	14,360	3,185
Loss before income tax	(50,782)	(34,298)
Income tax benefit	(6,605)	(454)
Net loss	$(44,177)	$(33,844)
Net loss attributable to non-controlling interest	(8,947)	(8,107)
Net loss attributable to System1, Inc.	$(35,230)	$(25,737)

Exhibit 99.1

Unaudited Condensed Balance Sheets
(In thousands, except for par values)

	Successor
	June 30, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$8,603	$24,606
Restricted cash, current	11,762	9,074
Accounts receivable, net of allowance for credit losses	62,789	80,927
Prepaid expenses and other current assets	11,976	11,901
Total current assets	95,130	126,508
Restricted cash, non-current	5,825	5,395
Property and equipment, net	5,047	4,022
Internal-use software development costs, net	10,162	6,948
Intangible assets, net	437,323	492,686
Goodwill	515,591	515,591
Operating lease right-of-use assets	5,637	6,484
Other non-current assets	3,498	2,822
Total assets	$1,078,213	$1,160,456

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$19,942	$12,068
Accrued expenses and other current liabilities	77,466	95,447
Protected incentive plan liability, current	12,272	15,436
Deferred revenue	80,461	70,164
Operating lease liabilities, current	2,243	2,149
Debt, net	15,138	15,021
Related-party loan fee payable	2,400	—
Total current liabilities	209,922	210,285
Long-term debt, net	391,888	399,504
Related-party loan	5,000	—
Warrant liability	8,406	7,798
Protected incentive plan liability, non-current	24,298	15,824
Operating lease liabilities, non-current	4,778	5,875
Deferred tax liability	29,851	43,355
Other liabilities	7,125	5,027
Total liabilities	$681,268	$687,668

Stockholders' equity:
Class A common stock - $0.0001 par value; 500,000 shares authorized, 93,602 and 91,674 Class A shares issued and outstanding as of June 30, 2023 and December 31, 2022, respectively	$9	$9
Class C common stock - $0.0001 par value; 25,000 shares authorized, 21,513 and 21,747 Class C shares issued and outstanding as of June 30, 2023 and December 31, 2022, respectively	2	2
Additional paid-in capital	842,350	829,687
Accumulated deficit	(514,809)	(445,301)
Accumulated other comprehensive income	(270)	(417)
Total shareholders’ equity attributable to System1, Inc.	327,282	383,980
Non-controlling interest	69,663	88,808
Total shareholders’ equity	396,945	472,788
Total liabilities and shareholders’ equity	$1,078,213	$1,160,456

The following table reconciles net loss to Adjusted EBITDA for the periods presented ($ in millions).

Exhibit 99.1

	Successor
	Three months ended June 30, 2023	Three Months Ended June 30, 2022
Net loss	$(44.2)	$(33.8)
Plus:
Income tax benefit	(6.6)	(0.5)
Interest expense	12.3	7.3
Depreciation and amortization	28.1	32.1
Other expense	0.6	2.2
Stock-based compensation & distributions to members	5.0	7.4
Protected.net acquisition bonus accrual	12.8	18.2
Non-cash revaluation of warrant liability	2.0	(4.1)
Acquisition and restructuring costs	4.7	5.5
Acquisition earnout	—	0.1
Adjusted EBITDA	$14.7	$34.4

Exhibit 99.1

The following table reconciles Revenue to Gross Profit and Adjusted Gross Profit for the periods presented ($ in millions).

	Successor
	Three months ended June 30, 2023	Three Months Ended June 30, 2022
Revenue	$147.2	$219.8
Less: Cost of revenue (excluding depreciation and amortization)	(93.9)	(152.6)
Less: Depreciation and amortization related to cost of revenue	(12.4)	(12.3)
Gross Profit	40.9	54.9
Add: Depreciation and amortization related to cost of revenue	12.4	12.3
Adjusted Gross Profit	$53.3	$67.2

Investors:
Brett Milotte
ICR, Inc.
Brett.milotte@icrinc.com